UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 25, 2025

UNISYS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

801 Lakeview Drive, Suite 100
 Blue Bell, Pennsylvania 19422

(Address of principal executive offices)

(215) 986-4011

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2025, Unisys Corporation (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”), between the Company, the subsidiary guarantors party thereto, and Computershare Trust Company, N.A. (the “Trustee”), to the indenture, dated as of October 29, 2020, as supplemented to date (the “Indenture”), relating to the Company’s 6.875% Senior Secured Notes due 2027 (the “Notes”).

The Supplemental Indenture effects certain amendments (the “Amendments”) to the Indenture for which consents were solicited in connection with the Company’s previously announced tender offer (the “Tender Offer”) and consent solicitation with respect to the Notes. Specifically, the Supplemental Indenture amends the Indenture by eliminating substantially all restrictive covenants and certain events of default applicable to the Notes, and releases all of the collateral securing the Notes and modifies certain other provisions in the Indenture. As of 5:00 p.m., New York City time, on June 25, 2025, $480,054,000 aggregate principal amount of the Notes, representing approximately 98.98% of the outstanding principal amount of the Notes, had been validly tendered and not validly withdrawn, which amount was sufficient to constitute the requisite consents to approve the Amendments.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On June 27, 2025, the Company satisfied and discharged the Indenture. In connection with the satisfaction and discharge, the Company issued a notice of redemption (the “Redemption Notice”) for the entire outstanding principal amount of the outstanding Notes on November 1, 2025 (the “Redemption Date”). On June 27, 2025, the Company irrevocably deposited $5,117,000 in United States government securities with the Trustee, representing the redemption price of the outstanding Notes, equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued but unpaid interest on the Notes to be redeemed to, but not including, the Redemption Date (the “Redemption Price”). As a result of the satisfaction and discharge, the Indenture ceased to be of further effect except as to rights of registration of transfer or exchange of Notes which survive until all Notes have been canceled and the rights, protections and immunities of the Trustee, as expressly provided for in the Indenture.

The Company used a portion of the net proceeds from its previously announced offering and sale of $700,000,000 aggregate principal amount of its 10.625% senior secured notes due 2031 to fund the satisfaction and discharge of the Indenture.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the Notes or any other securities.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth under Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 26, 2025, the Company announced the early results of its previously announced Tender Offer. The deadline for Notes holders to tender their Notes in order to qualify for the payment of the early tender premium in addition to the tender offer consideration expired at 5:00 p.m., New York City time, on June 25, 2025 (the “Early Tender Expiration Date”). As of the Early Tender Expiration Date, $480,054,000, or 98.98%, of the $485,000,000 aggregate principal amount of the Notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer. The Company accepted for purchase all of the Notes validly tendered and not validly withdrawn in the Tender Offer at or prior to the Early Tender Expiration Date on June 27, 2025 (the “Early Settlement Date”).

The Company will continue accepting Notes until 5:00 p.m., New York City time, on July 11, 2025. Holders who tender during this time will receive $976.25 per $1,000 principal amount of Notes, plus accrued but unpaid interest, with payment expected on July 14, 2025. The Tender Offer is made pursuant to the Company’s Offer to Purchase dated June 11, 2025. BofA Securities, Inc. is acting as the dealer manager for the Tender Offer. Global Bondholder Services Corporation is serving as the tender and information agent for the Tender Offer. This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the Notes nor is it a solicitation for acceptance of the Tender Offer.

The press release announcing the early results of the Tender Offer is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated June 27, 2025, among Unisys Corporation, Subsidiary Guarantors, as parties thereto, and Computershare Trust Company, N.A., as trustee.
99.1	Press Release, dated June 26, 2025, of Unisys Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNISYS CORPORATION

Date: June 27, 2025	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer